Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CASH AND CASH EQUIVALENTS
Cash balances	$ 37,852	$ 42,660
Bank balances	282,625,181	330,471,774
Time deposits	28,923	591,570
Other fixed-income instruments	27,283,184	930,009
Total	$ 309,975,140	$ 332,036,013	$ 235,684,500	$ 245,171,924